d:\sec\8K0498.doc
                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
                                 1934

                    Date of Report:  April 14, 1998

                  NETWORK SYSTEMS INTERNATIONAL, INC.
        (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-25308-D          87-0460247
(State or other jurisdiction     (Commission File     (I.R.S. Employer
of incorporation or organization)      Number)      Identification Number)


        200 North Elm Street, Greensboro, North Carolina  27401
         (Address of principal executive officer)  (Zip Code)

                            (336) 271-8400
          (Registrants telephone number, including area code)

Item 5.  Other Events.

Network Systems International, Inc. (the "Company") issued a press release through PR Newswire on April 14, 1998 announcing that the Company had signed a letter of intent to acquire Innovative Control Concepts, Inc. It was announced that the proposal was subject to completion of due diligence by both parties. The acquisition would allow the Company to rapidly accelerate revenues to the $25 million dollars level and thereby enhance shareholder value. Reference is made to the press release filed as Exhibit 99 hereto.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NETWORK SYSTEMS INTERNATIONAL, INC.
                     (Registrant)



                     By: /s/ William C. Ray_
                     William C. Ray, Vice President / Secretary

Date:  April 28, 1998
                                 INDEX

Exhibit (99)   Press Release dated April 14, 1998